UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2020
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

Nevada		91-1826900
(State or Other Jurisdiction of Incorporation)		(I.R.S. Employer Identification No.)

2425 West Loop South		77027
Houston,	Texas	(Zip Code)
(Address of Principal Executive Offices)
(800) 579-2302
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	SSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events

Reliance on SEC Relief from Filing Requirements

Stage Stores, Inc. (the “Company,” “we,” “our,” or “registrant”) is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the fiscal year ended February 1, 2020 (the “Annual Report”). The Company is relying on the Securities and Exchange Commission’s (the “SEC”) Order pursuant to Section 36 of the Securities Exchange Act of 1934 (Release No. 34-88465) issued on March 25, 2020 to delay the filing of its Annual Report due to circumstances related to the coronavirus (COVID-19) pandemic.

The Company’s operations and business have experienced significant disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic, including the temporary closure of all of the Company’s stores and distribution centers, as well as furloughing 87% of its corporate office associates along with virtually all associates in its stores, in field support roles and at its distribution centers. The Company’s management is devoting significant time and attention to assessing the potential impact of COVID-19 and related events on the Company’s operations and financial position and developing operational and financial plans to address those matters. This has diverted management resources from completing all of the tasks necessary to file the Company’s Annual Report by its May 1, 2020 due date. Notwithstanding the foregoing, the Company expects to file its Annual Report on or before June 15, 2020 (which is 45 days from the original filing deadline).

Additional Risk Factor Disclosure

In addition, the Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended February 2, 2019 and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, with the following risk factor:

Outbreaks of communicable disease, or other public health emergencies, such as the current global outbreak of COVID-19 have had, and may continue to have, a material adverse impact on our business, , liquidity, financial condition, and results of operations.

In March 2020, the World Health Organization declared the coronavirus (COVID-19) outbreak a pandemic, which continues to spread throughout North America and worldwide. The health and safety of our guests and associates remain our top priority as we continue to make decisions during this rapidly evolving situation. We have taken decisive actions to help protect associates, guests, and others in the communities we serve. On Friday March 27th, responding to the impact of the COVID-19 pandemic, we announced the temporary closure of all 738 of our stores and our three distribution centers. At this time, we anticipate that the outbreak of COVID-19 and resulting closures will continue to cause a decline in revenue, adverse effects on store traffic, supply chain disruption, disruption in our ability to maintain appropriate staffing levels, and could result in rising costs, all of which could disrupt our operations and materially adversely affect our business, results of operations and financial condition. During this unprecedented period of uncertainty, we have implemented plans involving adjustments to business operations, inventory disciplines, liquidity management, and reductions to our expense and capital expenditure plans. We furloughed virtually all our store, field support, and distribution center associates. In addition, we furloughed 87% of the associates at our corporate offices, the executive leadership team took pay reductions and the Board of Directors cash compensation has been suspended. The COVID-19 outbreak and the temporary closure of all of our stores and distribution centers has had, and may continue to have, a material adverse effect on our business, liquidity, financial condition, and results of operations.

We cannot predict when we will be able to reopen our stores, and our ability to reopen will depend in part on the actions of a number of governmental bodies over which we have no control. Moreover, once restrictions are lifted, it is unclear how quickly guests will return to our stores, which may be a function of continued concerns over safety and/or depressed consumer sentiment due to adverse economic conditions, including job losses. Considering the significant uncertainty as to when we can reopen some or all of our stores, potential disruption of our supply chain and the uncertain consumer demand environment, in addition to the actions described above, we:

•	have begun discussions with our landlords, vendors, and other business partners to reduce our lease and contract payments and obtain other concessions;

•	have executed a forbearance agreement with lenders whereby the lenders agreed to waive certain events of defaults and forbear the exercise of remedies for a finite period; and

•	have engaged in, and are continuing to engage in, discussions with various parties to explore financing opportunities to enhance liquidity.

Although the lenders under the existing credit facility have waived certain defaults and agreed to forbear the exercise of remedies, there can be no assurance that they will continue to do so.  Failure to significantly enhance the Company’s liquidity, financial condition and results of operations may result in filing a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in order to implement a restructuring plan.

We cannot foresee whether the outbreak of COVID-19 will be effectively contained, nor can we predict the severity and duration of its impact. As such, impacts of COVID-19 to our businesses are highly uncertain and we will continue to assess the financial impacts. The disruption to the global economy and to our business may lead to triggering events that may indicate that the carrying value of certain assets, including inventories, accounts receivables, long-lived assets, intangibles, and goodwill, may not be recoverable.

Caution Concerning Forward-Looking Statements

Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, the severity, magnitude and impact of the COVID-19 pandemic, including effects of the pandemic and the effects of the U.S. government’s and other businesses’ response to the pandemic, on our operations and personnel, and on commercial activity and demand for our products, economic conditions (including the impact of COVID-19), cost and availability of goods, inability to successfully execute strategic initiatives, competitive pressures, economic pressures on the Company and its guests, freight costs, the risks discussed in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K as filed with the SEC, and other factors discussed from time to time in the Company’s other SEC filings. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the Company makes on related subjects in its public announcements and SEC filings.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

Date: April 30, 2020	/s/ Jason T. Curtis
Jason T. Curtis
Executive Vice President,
Chief Financial Officer and Treasurer